Otter Creek Long/Short Opportunity Fund

Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated August 19, 2019 to the
Summary Prospectus
dated February 28, 2019

Effective August 19, 2019, Roger Keith Long has been added to the Otter Creek Long/Short Opportunity Fund investment team as a Portfolio Manager and Principal. Mr. Long founded Otter Creek Management in 1991 and Co-founded Otter Creek Advisors in 2014.

Accordingly, the following changes are made to the summary prospectus, effective immediately.

The following table replaces the Portfolio Manager table on page 7 of the summary prospectus:

Portfolio Managers
Name	Title	Managed the Fund Since
Keith Long	Principal	August 2019
Michael J. Winter, CFA	Principal	Inception (2013)
Tyler C. Walling	Principal	Inception (2013)

Please retain this Supplement with the Summary Prospectus.